Exhibit 10.3

JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is executed and delivered as of the 31st day of October, 2007 by each of the undersigned

WHEREAS, Sterling Construction Company, Inc., Texas Sterling Construction Co. and Oakhurst Management Corporation and Comerica Bank as Administrative Agent (“Agent”) and the other financial institutions party thereto from time to time (the “Lenders”) have executed and delivered that certain Sterling Construction Company, Inc. Credit Agreement dated as of October 31, 2007 (as the same may be amended, restated or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), pursuant to which the Lenders have made and has agreed to make certain Advances pursuant to the terms and conditions set forth therein; and

WHEREAS, each of the undersigned have requested that they also be able to request Advances and receive extensions of credit under the Credit Agreement, and the Lenders have agreed to such request;

NOW, THEREFORE, in consideration of the provisions contained herein and in the Credit Agreement, each of the undersigned hereby agrees as follows:

1.           By execution and delivery of this Joinder Agreement, each of the undersigned shall, and does hereby, become a Borrower under the Credit Agreement and a Debtor under the Security Agreement, in each case as if an original signatory thereto, and agrees to execute and deliver any such additional agreements, documents and instruments in connection therewith as Agent shall reasonably request.

2.           Each of the undersigned (a) acknowledges and agrees that the undersigned has completely read and understands the Credit Agreement, the Security Agreement and any other Loan Documents; (b) consents to and agrees to be bound by all of the provisions of the Credit Agreement, the Security Agreement and any other Loan Documents executed in connection therewith relating to undersigned; (c) represents and warrants that (i) all of the representations and warranties set forth in the Credit Agreement, the Security Agreement and any other Loan Documents are, as to the undersigned, true and correct in all material respects as of the date hereof and (ii) the Acquisition has been consummated on the terms set forth in the Credit Agreement, and (d) acknowledges and agrees that this Agreement, the Credit Agreement, the Security Agreement and the other Loan Documents to which such undersigned is a party have been freely executed without duress and after an opportunity was provided to the undersigned for review by competent legal counsel of the undersigned's choice.

3.           Each of the undersigned acknowledges and agrees that it shall be jointly and severally liable with the other Borrowers for all of the loans and advances made by Agent and any of the Lenders and all of the indebtedness, obligations and liabilities to Agent and the Lenders under and pursuant to the terms of the Credit Agreement, the Security Agreement or any of the other Loan Documents, together with all of the Borrowers’ other indebtedness, obligations and liabilities whatsoever to Agent or any other Lender arising under or in connection with the Credit Agreement, the Security Agreement or any other Loan Documents, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, due or to become due, now existing or hereafter arising.

4.          This Joinder Agreement may be executed in counterparts which, taken together, shall constitute an original.  This Joinder Agreement may be delivered by facsimile or electronic (e.g., .pdf or .tif file) transmission with the same effect as if an originally executed version of this Fee Letter had been personally delivered to each of the parties hereto, whether or not an original remains in existence.

ROAD AND HIGHWAY BUILDERS, INC.

By:

Its:

ROAD AND HIGHWAY BUILDERS, LLC

By: Sterling Construction Company, Inc., its sole manager

By:

Its:

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